UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 9, 2017

(Date of earliest event reported)

Cotiviti Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37787	46-0595918
(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place
Suite 700
Atlanta, GA 30346	30346
(Address of principal executive offices)	(Zip Code)

(770) 379-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 9, 2017, Cotiviti Holdings, Inc. (the “Company”) posted a presentation providing information regarding the Company (the “Company Presentation”) on the Investors page of the Company’s website at http://investors.cotiviti.com.  The Company intends to use the Company Presentation, or a presentation substantively similar thereto, in presentations and meetings with analysts, investors or other third parties as well as attendees at the JP Morgan Healthcare Conference being held January 9-12, 2017.  A copy of the Company Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Company Presentation for the JP Morgan Healthcare Conference January 9-12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTIVITI HOLDINGS , INC.

	By:	/s/ Jonathan Olefson
		Name:	Jonathan Olefson
		Title:	Senior Vice President, General Counsel and Secretary

Date: January 9, 2017